UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2011 (May 12, 2011)

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Radnor Corporate Center, Suite 500 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 975-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2011, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of Penn Virginia Resource GP, LLC (the “Company”), the general partner of Penn Virginia Resource Partners, L.P. (the “Partnership”, “we” or “us”) approved and adopted the terms of the Company’s Annual Incentive Plan (the “AIP”) and approved and adopted an amendment and restatement to the Company’s Long-Term Incentive Plan (the “LTIP”). The AIP and the amended and restated LTIP are each effective as of May 12, 2011.

Summary Description of the AIP

The AIP is an annual incentive program that permits discretionary cash awards to employees of the Company and its affiliates. Under the AIP we will be able to award discretionary annual incentive awards to employees based on achievement of the Partnership’s performance goals and/or business unit performance goals and the employee’s individual performance. The material features of the AIP are described below:

Purpose and Administration. Under the AIP we award discretionary cash awards to our employees, including our executive officers, based on the attainment of certain Partnership and/or business unit financial performance goals and each employee’s individual performance over the calendar year or any other period designated by the Committee (referred to as the performance period). The AIP is administered by the Committee and the Committee has the authority to establish and interpret the rules and regulations relating to the AIP, to select participants, to determine and approve the size of any actual award amount, to make all determinations, including factual determinations, under the AIP, and to take all other actions necessary or appropriate for the proper administration of the AIP. The Committee may also delegate the responsibility for the administration and operation of any portion of the AIP to the Chief Executive Officer (“CEO”) or his designee.

Eligibility and Participation. Employees of the Company and its affiliates are eligible to participate in the AIP. The Committee, in consultation with the Company’s CEO, selects the employees who participate in the AIP for each performance period. An employee may be eligible for only one award for any specific performance period.

Establishment of Financial Performance Goals and Target Award Levels. For each performance period, the Committee will establish financial performance goals and discretionary target award levels for participants, in consultation with the CEO (excluding the CEO’s own target award level). The financial performance goals may differ from year to year and between business units and varying performance targets may be established for different participants for each performance period. The financial performance goals may be based on one or more financial criteria, including but not limited to: EBITDA, unit price, earnings per unit, net earnings, operating earnings, total capital spending, maintenance capital spending, return on assets, total unitholder return, return on equity, growth in assets, cash flow, market share, distribution growth, distributable cash flow, distributable cash flow per unit, relative performance to a comparison group, or strategic business criteria, including, but not limited to, meeting specified revenue goals, business expansion goals, or cost targets. The Committee may adjust the financial performance goals to take into account extraordinary or unanticipated circumstances or events.

Calculation and Payment of Actual Awards. A participant may earn an actual award for the performance period based upon the level of attainment of the pre-established financial goals and his or her individual performance. Awards are paid in cash as soon as practicable after the end of the performance period but in no event later than two and one-half months after the end of the performance period. The Committee will have the sole discretion to increase, reduce, or eliminate the amount of a participant’s award otherwise payable under the AIP.

This foregoing brief description of the AIP is qualified in its entirety by reference to the text of the AIP which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Summary Description of the LTIP Amendments

In the following descriptions of the LTIP amendments, initially capitalized terms have the meanings assigned to such terms in the LTIP. The material amendments to the LTIP include the following:

•	Modification of the definition of “Change in Control” to remove references to Penn Virginia Corporation and Penn Virginia GP Holdings, L.P.

•	Revision of the definition of “Retirement Eligible” to provide for eligibility upon attainment of age 62 and removal of the associated years of service requirement.

•	Revision of the provisions relating to vesting of performance-based Awards upon Change in Control from vesting at maximum level to vesting at target level.

In addition to the changes described above, the amended and restated LTIP includes non-substantive changes eliminating outdated provisions and definitions. This description is qualified in its entirety by reference to the text of the amended and restated LTIP which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The revised forms of individual award grant agreements are filed as Exhibits 10.3-10.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Penn Virginia Resource GP, LLC Annual Incentive Plan, effective as of May 12, 2011.

10.2	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan, effective as of May 12, 2011.

10.3	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Deferred Common Unit Award Agreement.

10.4	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Restricted Unit Award Agreement.

10.5	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Phantom Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its General Partner

	By:	/s/ Bruce D. Davis, Jr.
BRUCE D. DAVIS, JR.
Executive Vice President and General Counsel

Dated: May 18, 2011

EXHIBIT INDEX

10.1	Penn Virginia Resource GP, LLC Annual Incentive Plan, effective as of May 12, 2011.

10.2	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan, effective as of May 12, 2011.

10.3	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Deferred Common Unit Award Agreement.

10.4	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Restricted Unit Award Agreement.

10.5	Penn Virginia Resource GP, LLC Sixth Amended and Restated Long-Term Incentive Plan- Form of Phantom Unit Award Agreement.